UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Koss Corporation
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KOSS CORPORATION
4129 NORTH PORT WASHINGTON AVENUE
Milwaukee, Wisconsin  53212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

October 10, 2018

We hereby notify you that we will hold the annual meeting of stockholders of Koss Corporation at the Holiday Inn Riverfront, 4700 North Port Washington Road, Milwaukee, Wisconsin 53212, on Wednesday, October 10, 2018, at 8:00 a.m. local time for the following purposes:

1.                                       to elect five (5) directors from among the nominees described in the Proxy Statement accompanying this notice;

2.                                       to approve, on a non-binding advisory basis, compensation paid to our Named Executive Officers;

3.	to conduct an advisory vote on the frequency of future advisory votes to approve the compensation paid to our Named Executive Officers;

4.                                       to ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2019; and

5.     to transact such other business as may properly be brought before the annual meeting.

Only stockholders of record at the close of business on August 13, 2018, will be entitled to notice of and to vote at the annual meeting.  Information regarding the matters to be considered and voted upon at the annual meeting is set forth in the Proxy Statement accompanying this notice.

You are cordially invited to attend our annual meeting in person, if possible.  In order to assist us in preparing for our annual meeting, we urge you to promptly sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage.  If you attend our annual meeting, you may vote your shares in person even if you previously submitted a proxy.

By Order of the Board of Directors

/s/ Elizabeth A. Uecker

Elizabeth A. Uecker, Secretary

Milwaukee, Wisconsin
August 23, 2018

KOSS CORPORATION

PROXY STATEMENT

2018 ANNUAL MEETING OF STOCKHOLDERS

October 10, 2018

____________________________

INTRODUCTION

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION (the “Company”) for use at the Company’s 2018 Annual Meeting of Stockholders (the “Meeting”) and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

Date, Time and Location.  The Meeting will be held at the Holiday Inn Riverfront, 4700 North Port Washington Road, Milwaukee, Wisconsin 53212, on Wednesday, October 10, 2018, at 8:00 a.m. local time.

Purposes of the Meeting.  At the Meeting, stockholders will consider and vote upon the following: (i) to elect five (5) directors for one-year terms; (ii) to approve, on a non-binding advisory basis, executive compensation paid to our Named Executive Officers; (iii) to conduct an advisory vote on the frequency of future advisory votes on executive compensation; (iv) to ratify the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the independent registered public accounting firm for the fiscal year ending June 30, 2019; and (v) to transact such other business as may properly be brought before the Meeting.

Proxy Solicitation.   The Board of Directors is soliciting the stockholders’ proxies, the cost of which will be borne by the Company.  Proxies will be solicited primarily by mail and may be made by directors, officers and employees personally or by telephone.  The Company will reimburse brokerage firms, custodians and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.  Proxy Statements and proxies will be mailed to stockholders on approximately August 31, 2018.

Quorum and Voting Information.  Only stockholders of record of the Company’s common stock (the “Common Stock”) at the close of business on August 13, 2018 (the “Record Date”) are entitled to vote at the Meeting.  As of the Record Date, there were issued and outstanding 7,382,706 shares of Common Stock, each of which is entitled to one vote per share.  A quorum of stockholders is necessary to take action at the Meeting.  A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.  Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting.  The inspector of elections will determine whether or not a quorum is present at the Meeting.  The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum.  If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter (although those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

The five nominees receiving the greatest number of votes cast in person or by proxy at the Meeting will be elected directors of the Company.  The vote required to approve, by non-binding advisory basis, the compensation paid to our Named Executive Officers, to recommend, by non-binding advisory vote, the frequency of the approval of the compensation paid to our Named Executive Officers, to ratify the appointment of Baker Tilly as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2019, and to approve any other matter to be presented at the Meeting, is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting.  Abstentions and broker non-votes will have no effect on the election of directors and will have the same effect as votes “against” approval, by non-binding advisory basis, on the compensation paid to our Named Executive Officers, the recommendation, by non-binding advisory vote, the frequency of the approval of the compensation paid to our Named Executive Officers, and ratification of Baker Tilly as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2019.

Proxies and Revocation of Proxies.  A proxy in the accompanying form that is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein.  In the event that any matter not described in this Proxy Statement properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby (the “Proxyholders”) to vote on such matter in their discretion.  At the present time, the Company knows of no other matters that are to come before the Meeting.  See “TRANSACTION OF OTHER BUSINESS.”  If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted “FOR” the election of all nominees for director named in this Proxy Statement, “FOR” approval of the advisory resolution on the compensation paid to our Named Executive Officers, to conduct future advisory votes on the compensation paid to our Named Executive officers “EVERY YEAR,” and “FOR” the ratification of Baker Tilly as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Annual Report.  The Company’s Annual Report to Stockholders, which includes the Company’s audited financial statements for the year ended June 30, 2018, although not a part of this Proxy Statement, is delivered herewith.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on October 10, 2018

The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card
are available at www.koss.com.

PROPOSAL 1.  ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of directors on the Board of Directors of the Company (the “Board”) will be no fewer than five and no greater than twelve.  We had five directors during fiscal year 2018 and will elect five directors for fiscal year 2019.  Each director elected will serve until the next Annual Meeting of Stockholders and until the director’s successor is duly elected, or until his prior death, resignation, or removal.  The five nominees that receive the most votes will be elected to serve on our Board for the next year.

Information as to the Nominees

The following identifies the nominees for the five director positions and provides information as to their business experience for the past five years.  Each nominee is presently a director of the Company:

Thomas L. Doerr, 74, has been a director of the Company since 1987 and was elected Lead Director in 2015.  In 1972, Mr. Doerr co-founded Leeson Electric Corporation and served as its President and Chief Executive Officer until 1982.  The company manufactures industrial electric motors.  In 1983, Mr. Doerr incorporated Doerr Corporation as a holding company for the purpose of acquiring established companies involved in distributing products to industrial and commercial markets. Mr. Doerr brings a wealth of entrepreneurial experience to the Board including a hands-on understanding of strategy development, operations and finance. Mr. Doerr has directly been involved in all aspects of his businesses including operations, distribution, purchasing, finance and quality control.

Michael J. Koss, 64, has held various positions at the Company since 1976 and has been a director of the Company since 1985.  He was elected President and Chief Operating Officer of the Company in 1987, Chief Executive Officer in 1991, Vice-Chairman in 1998 and Chairman in 2015.  Mr. Koss brings to the Board intimate knowledge of the Company’s daily operations as the Company’s Chief Executive Officer. In addition, Mr. Koss’s extensive senior leadership experience in various positions gives him a broad understanding of the types of operational, financial and strategic issues that affect the Company.  He has been the driving force behind the Company’s new product development.  Mr. Koss is also a director of STRATTEC Security Corporation.

Steven A. Leveen, 63, has been a director of the Company since 2015. Mr. Leveen is co-founder and board member of the Levenger Company, having been CEO of Levenger from 1987 to 2014. He is a 2015 Fellow in the Advanced Leadership Initiative at Harvard. He serves on the boards of the National Book Foundation, Conscious Capitalism, Inc. and the WPO Miami/Fort Lauderdale Chapter of Young Presidents' Organization. Mr. Leveen brings a wealth of experience including direct marketing, strategy development, technology and consumer goods branding.

Theodore H. Nixon, 66, has been a director of the Company since 2006.  Since 1992, Mr. Nixon has been the Chief Executive Officer of D.D. Williamson, a global manufacturer of natural and caramel color for the food and beverage industry.  Mr. Nixon joined D.D. Williamson in 1974 and became President and Chief Operating Officer in 1982.  Mr. Nixon brings to the board business leadership, corporate strategy and operating expertise. In particular, he has extensive experience in launching new products, brand building, innovation, marketing, customers and sales channels. Mr. Nixon also lends a global business perspective, based on his leadership of global business operations at D.D. Williamson.

William J. Sweasy, 64, has been a director of the Company since 2015. Mr. Sweasy is Chairman of Red Wing Shoe Co. and was also CEO until 2013. Red Wing Shoe Co. is a multi-facility manufacturer and retailer of purpose-built footwear, setting the standard of excellence for work boots. Mr. Sweasy adds valuable experience to the board in the areas of executive leadership, large international company experience and a diverse background in strategy development, operational management, financial oversight, and consumer goods experience.

Experience, Qualifications, Attributes and Skills

Each director nominee possesses the following experience, qualifications, attributes and skills, in addition to those reflected above, as these are required of all candidates nominated for election or reelection to the Board:

•	The highest level of personal and professional ethics, integrity and values;

•	An inquiring and independent mind;

•	Practical wisdom and mature judgment;

•	Broad training and experience at the policy-making level in business, finance and accounting, or technology;

•	Expertise that is useful to Koss and complementary to the background and experience of other Board members, so that an optimal balance and diversity of Board members can be achieved and maintained;

•	Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

•	Commitment to serve on the Board for several years to develop knowledge about Koss’s business;

•	Willingness to represent the best interests of all stockholders and objectively appraise management performance; and

•	Involvement only in activities or interests that do not conflict with the director’s responsibilities to Koss and its stockholders.

The Company expects that the “Koss Family” (John C. Koss, Michael J. Koss, John Koss, Jr., and Michael J. Koss, Jr. and their affiliates), who beneficially own approximately 74.68% of the outstanding Common Stock, will vote “for” the election of all nominees named above to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES
NAMED ABOVE TO THE BOARD OF DIRECTORS.

Board Leadership Structure

The current Chairman of our Board and Chief Executive Officer is Mr. Michael J. Koss.

Board Committees

The Board has appointed the following standing committees for auditing and accounting matters, executive compensation and Board nominations.  Each member of these committees is an “independent director” as defined in Nasdaq Listing Rule 5605(a)(2).

Audit Committee.  The Audit Committee, which was composed of Mr. Doerr, Mr. Nixon and Mr. Sweasy during the fiscal year ended June 30, 2018, reviews and evaluates the effectiveness of the Company’s financial and accounting functions, including reviewing the scope and results of the audit work performed by the independent registered public accounting firm and by the Company’s internal accounting staff.  The Board has determined that Mr. Doerr is an “Audit Committee Financial Expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).  The Audit Committee met five times during the fiscal year ended June 30, 2018.  The independent registered public accounting firm was present at all of these meetings to discuss their audit scope, the results of their audit and quarterly reviews.  For more information about the Audit Committee meetings, see the “Audit Committee Report.”  The Audit Committee is governed by a written charter, which was amended in fiscal year 2018 and approved and adopted by the Board. The amended charter is attached as Appendix A to this Proxy Statement and is also available on the Company's website.

Compensation Committee.  The Compensation Committee, which was composed of Mr. Doerr, Mr. Leveen, Mr. Nixon, and Mr. Sweasy during the fiscal year ended June 30, 2018, has responsibility for reviewing and recommending compensation for all employees whose annual salaries exceed $130,000.  The Chief Executive Officer assists the Compensation Committee with the review of compensation, which is determined based on a qualitative and quantitative review of the performance of the employee and the performance of the Company, as well as peer company data. The Compensation Committee does not use any outside consultants to make compensation decisions and retains ultimate decision-making authority for all executive pay matters. The Compensation Committee met one time during the fiscal year ended June 30, 2018.  The Company's 2012 Omnibus Plan (the “Plan”) as well as the Company's 1990 Flexible Incentive Plan are administered by the Compensation Committee.  Subject to the express provisions of the Plan (as well as the corresponding provisions in the 1990 Flexible Incentive Plan), the Committee has complete authority to (i) determine when and to whom benefits are granted; (ii) determine the terms and provisions of benefits granted; (iii) interpret the Plan; (iv) prescribe, amend and rescind rules and regulations relating to the Plan; (v) accelerate, purchase, adjust or remove restrictions from benefits; and (vi) take any other action which it considers necessary or appropriate for the administration of the Plan.  The Compensation Committee is governed by a written charter, which was amended in fiscal year 2017 and approved and adopted by the Board. The charter is available on the Company's website.

Nominating Committee and Director Nomination Process.  The Nominating Committee, which was composed of Mr. Doerr, Mr. Leveen, Mr. Nixon, and Mr. Sweasy during the fiscal year ended June 30, 2018, has responsibility for overseeing the director nomination process and for identifying and evaluating potential candidates and recommending candidates to the Board for nomination.  Although the Nominating Committee did not meet by itself during fiscal year 2018, it did discuss with the full Board the prospects of adding certain additional expertise to the Board. Candidates are evaluated by the Nominating Committee on the basis of outstanding achievement in their professional careers, broad experience, wisdom, personal and professional integrity and their experience with and understanding of the business environment.  With respect to minimum qualifications of candidates, the Nominating Committee will consider candidates who have the experiences, skills and characteristics necessary to gain a basic understanding of the principal operational and financial objectives and plans of the Company, the results of operations and financial condition of the Company, and the relative standing of the Company and its business segments in relation to its competitors.  The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Secretary, c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212 and include the following information: (i) name and address of the stockholder making the recommendation; (ii) name and address of the candidate; and (iii) pertinent biographical information about the candidate.  Any recommendations must be submitted by the deadline by which a stockholder must give notice of a matter that he or she wishes to bring before the Company’s Annual Meeting as described in the Stockholder Proposals for the 2019 Annual Meeting section of this Proxy Statement.  The Nominating Committee does not currently have a written charter.

With respect to diversity, certain of our directors have strong technical backgrounds that are relevant to our industry; other directors have a background in management. We believe that the backgrounds and skills of our directors bring a diverse range of experience, opinion and perspectives to the Board.

Risk Oversight

While our management is responsible for assessing and managing the risks to the Company, our Board takes an active role, as a whole and also at the committee level, in overseeing the material risks facing the Company, including operational, financial, legal and regulatory, strategic and reputational risks. Risks are considered in virtually every business decision and as part of the Company’s overall business strategy.  Our Board committees also regularly engage in risk assessment as a part of their regular function.  The Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating Committee manages risks associated with corporate governance, including risks associated with the independence of the Board and reviews risks associated with potential conflicts of interest affecting directors and executive officers of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.  The Board regularly engages in discussion of financial, legal, technological, economic and other risks. Because overseeing risk is an ongoing process that is inherent in the Company’s strategic decisions, our Board discusses risk throughout the year at other meetings in relation to specific proposed actions.  Additionally, our Board exercises its risk oversight function in approving the annual budget and in reviewing the Company’s long-range strategic and financial plans with management.

Attendance at Board and Committee Meetings

During the fiscal year ended June 30, 2018, the Board held four meetings.  All incumbent directors attended 75% or more of the total of (i) all meetings of the Board, plus (ii) all meetings of the committees on which they served during their respective terms of office.

Attendance at Annual Meetings

The Company's policy is that absent extraordinary circumstances, each member of the Board shall attend each annual stockholder meeting in person. Mr. Michael J. Koss, Mr. Doerr, Mr. Leveen, Mr. Nixon, and Mr. Sweasy attended last year’s annual meeting held on October 11, 2017.

Independence of the Board

Each of Mr. Doerr, Mr. Leveen, Mr. Nixon and Mr. Sweasy, is "independent" as such term is defined in Nasdaq Listing Rule 5605(a)(2).  These independent directors constitute a majority of the Board, as required under Nasdaq Listing Rule 5605(b)(1).

Communications with the Board

Stockholders may communicate with the Board, individually or as a group, by sending written communications to: Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212.  Stockholders may also communicate with members of the Board by telephone (414) 964-5000 or facsimile (414) 964-8615.  If any correspondence is addressed to the Board or to a member of the Board, that correspondence is forwarded directly to the Board or a member of the Board.

Code of Ethics

The Code of Ethics for the Company’s directors, officers and employees was attached as Exhibit 14 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 and is available on the Company's website.

Executive Officers

Information is provided below with respect to the executive officers of the Company.  Each executive officer is elected annually by the Board of Directors and serves for one year or until his or her successor is appointed.

Name	Age	Positions Held	Current Position Held Since
Michael J. Koss	64	President, Chief Executive Officer	1987 (Chief Executive Officer since 1991)
David D. Smith	63	Chief Financial Officer	2010
John Koss, Jr.	61	Vice President — Sales	1988
Lenore E. Lillie	59	Vice President — Operations	1998
Michael J. Koss, Jr.	33	Vice President — Marketing and Product	2016
Elizabeth A. Uecker	28	Secretary	2017

Beneficial Ownership of Company Securities

The following table sets forth, as of August 1, 2018, the number of shares of Common Stock beneficially owned (as defined under applicable regulations of the SEC) and the percentage of such shares to the total number of shares outstanding, for all director nominees, for each executive officer named in the Summary Compensation Table (see “Summary Compensation Table”), for all directors and executive officers as a group and for each person and each group of persons who, to the knowledge of the Company as of August 1, 2018, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.

Name and Business Address (1)	Number of Shares Beneficially Owned (2)	Percent of Outstanding Common Stock (3)
Thomas L. Doerr	—	*
Michael J. Koss (4)	4,652,535	59.78%
Steven A. Leveen (5)	11,666	*
Theodore H. Nixon (6)	30,000	*
William J. Sweasy (7)	6,666	*
John C. Koss, Jr. (8)	3,634,904	47.62%
Michael J. Koss, Jr. (9)	75,761	1.02%
Lenore E. Lillie (10)	235,110	3.11%
David D. Smith (11)	365,030	4.73%
Elizabeth A. Uecker (12)	17,000	*

All directors and executive officers as a group (10 persons) (13)	6,175,460	71.30%
Koss Family Trust (14)	1,000,885	13.56%
KFT Corp (15)	983,800	13.33%
Koss Employee Stock Ownership Trust (“KESOT”) (16)	428,815	5.81%

(*)	Denotes beneficial ownership of less than 1%.

(1)	Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

(2)
Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of August 1, 2018.

(3)
All percentages shown in the above table are based on 7,382,706 shares outstanding and entitled to vote on August 1, 2018, plus (for Michael J. Koss, John C. Koss, Jr., Michael J. Koss, Jr., Ms. Lillie, Mr. Smith, Ms. Uecker, and for all directors and executive officers as a group) the respective number of options exercisable within 60 days of August 1, 2018. The percentage calculation assumes, for each individual owning options and for directors and executive officers as a group, the exercise of that number of stock options that are exercisable within 60 days of August 1, 2018.

(4)
Includes the following shares which are deemed to be “beneficially owned” by Michael J. Koss: (i) 3,872,952 shares owned directly or by reason of family relationships; (ii) 157,515 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; (iii) 222,068 shares as a result of his position as an officer of the Koss Foundation; and (iv) 400,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2018.

(5)
Includes the following shares which are deemed to be "beneficially owned" by Steven A. Leveen: (i) 5,000 shares owned directly; (ii) 6,666 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2018.

(6)	Includes the following shares which are deemed to be "beneficially owned" by Theodore H. Nixon: 30,000 shares owned directly.

(7)
Includes the following shares which are deemed to be "beneficially owned" by William J. Sweasy: 6,666 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2018.

(8)
Includes the following shares which are deemed to be “beneficially owned” by John Koss, Jr.: (i) 3,265,996 shares owned directly or by reason of family relationships; (ii) 118,908 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; and (iii) 250,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2018.

(9)
Includes the following shares which are deemed to be "beneficially owned" by Michael J. Koss, Jr.: (i) 2,000 shares owned directly; (ii) 11 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; and (iii) 73,750 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2018.

(10)
Includes the following shares which are deemed to be “beneficially owned” by Lenore E. Lillie: (i) 20,088 shares owned directly; (ii) 30,022 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares; and (iii) 185,000 shares with respect to which she holds options which are exercisable within 60 days of August 1, 2018.

(11)
Includes the following shares which are deemed to be “beneficially owned” by David D. Smith: (i) 25,000 shares owned directly or by his spouse; (ii) 30 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; and (iii) 340,000 shares with respect to which he holds options which are exercisable within 60 days of August 1, 2018.

(12)
Includes the following shares which are deemed to be "beneficially owned" by Elizabeth A. Uecker: 17,000 shares with respect to which she holds options which are exercisable within 60 days of August 1, 2018.

(13)
Includes the shares which are deemed to be beneficially owned by Mr. Doerr, Michael J. Koss, Mr. Leveen, Mr. Nixon, Mr. Sweasy, John C. Koss Jr., Michael J. Koss, Jr., Ms. Lillie, Mr. Smith, and Ms. Uecker.

(14)
The trustees of the Koss Family Trust are Michael J. Koss and John C. Koss, Jr.. The term of the Koss Family Trust is indefinite. Under the Trust Agreement, the trustees, hold full voting and dispositive power over the shares held by the Koss Family Trust. All of the 1,000,885 shares held by the Koss Family Trust are included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (4), above) and John C. Koss, Jr. (see Note (8), above).

(15)
Michael J. Koss and John C. Koss, Jr., hold full voting and dispositive power over the shares held by KFT Corp. All of the 983,800 shares held by KFT Corp are included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (4), above) and John C. Koss, Jr. (see Note (8), above).

(16)
The KESOT holds 428,815 shares. Authority to vote these shares is vested in the individual KESOT accounts to which they have been allocated. Principal Financial Group serves as trustee and, as such, they hold dispositive power with respect to (and are therefore deemed under applicable SEC rules to beneficially own) all 428,815 KESOT shares.

SUMMARY COMPENSATION TABLE

The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal year ended June 30, 2018, for (i) the Chairman of the Board and Chief Executive Officer (“CEO”) of the Company, and (ii) each of the other five executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, including the CEO, the “Named Executive Officers”).

Name & Principal Position	Year	Salary ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total ($)
Michael J. Koss (3)	2018	325,000	125,338	—	34,186	484,524
Chairman of the Board and CEO	2017	324,167	152,026	—	31,418	507,611

John Koss, Jr. (4)	2018	241,008	78,336	63,682	33,101	416,127
Vice President — Sales	2017	241,008	95,016	62,422	31,452	429,898

David Smith (5)	2018	132,000	—	—	23,239	155,239
Chief Financial Officer	2017	256,875	62,224	54,000	21,547	394,646

Lenore Lillie (6)	2018	194,375	29,374	2,421	18,837	245,007
Vice President — Operations	2017	189,610	37,334	1,738	17,802	246,484

Michael J. Koss, Jr (7)	2018	139,167	46,956	1,961	14,665	202,749
Vice President — Marketing & Product	2017	127,917	28,505	961	15,041	172,424

Elizabeth Uecker (8)	2018	130,000	34,270	1,821	19,381	185,472
Secretary

(1)
Represents the aggregate grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. See Note 12 to the Company’s consolidated financial statements for the year ended June 30, 2018, included in the Annual Report on Form 10-K for 2018 for the relevant assumptions used to determine the valuation of option awards.

(2)
John Koss, Jr. received performance awards based on sales. David Smith received a performance bonus as approved by the Compensation Committee. Lenore Lillie, Michael J. Koss, Jr., and Elizabeth Uecker were paid profit-based incentive compensation quarterly based on pre-tax earnings for the quarter.

(3)
Michael J. Koss received $19,219 in 2018 and $18,263 in 2017 in Company matching contributions under the Company’s 401(k) Plan. Car related expenses were paid by the Company for Michael J. Koss in the amount of $2,596 in 2018 and $2,728 in 2017, and premiums were paid by the Company for life insurance in the amount of $7,887 in 2018 and $5,943 in 2017. Premiums paid by the Company for disability insurance were $4,177 in 2018 and 2017.

(4)
John Koss, Jr. received $13,528 in 2018 and $13,540 in 2017 in Company matching contributions under the Company’s 401(k) Plan. Car leases and related expenses were paid by the Company for John Koss, Jr. in the amount of $14,556 in 2018 and $13,983 in 2017, and premiums were paid by the Company for life insurance in the amount of $4,710 in 2018 and $3,662 in 2017.

(5)
David Smith received $21,759 in 2018 and $18,666 in 2017 in Company matching contributions under the Company’s 401(k) Plan. Premiums were paid by the Company for life insurance in the amount of $1,172 in 2018 and $2,574 in 2017.

(6)
Lenore Lillie received $18,227 in 2018 and $17,269 in 2017 in Company matching contributions under the Company’s 401(k) Plan. Premiums were paid by the Company for life insurance in the amount of $306 in 2018 and $228 in 2017.

(7)
Michael J. Koss, Jr. received $14,194 in 2018 and $14,613 in 2017 in Company matching contributions under the Company’s 401(k) Plan. Premiums were paid by the Company for life insurance in the amount of $154 in 2018 and $104 in 2017.

(8)	Elizabeth Uecker received $18,952 in 2018 in Company matching contributions under the Company's 401(k) Plan. Premiums were paid by the Company for life insurance in the amount of $104 in 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information on outstanding option awards held by the Named Executive Officers as of June 30, 2018, including the number of shares underlying both exercisable and un-exercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. There were no outstanding stock awards as of June 30, 2018.

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Michael J. Koss	160,000	—	—	$5.83	7/24/2018
	120,000	40,000	—	$3.30	7/23/2019
	80,000	80,000	—	$2.83	7/29/2020
	40,000	120,000	—	$2.42	7/27/2021
	—	160,000	—	$1.95	7/26/2022
John Koss, Jr.	100,000	—	—	$5.83	7/24/2018
	75,000	25,000	—	$3.30	7/23/2019
	50,000	50,000	—	$2.83	7/29/2020
	25,000	75,000	—	$2.42	7/27/2021
	—	100,000	—	$1.95	7/26/2022
David Smith	50,000	—	—	$3.90	1/19/2020
	50,000	—	—	$5.24	7/14/2020
	50,000	—	—	$6.00	7/27/2021
	50,000	—	—	$4.97	7/25/2022
	40,000	10,000	—	$5.30	7/24/2023
	30,000	20,000	—	$3.00	7/23/2024
	20,000	30,000	—	$2.57	7/29/2025
	10,000	40,000	—	$2.20	7/27/2026
Lenore Lillie	20,000	—	—	$6.28	7/15/2019
	25,000	—	—	$5.24	7/14/2020
	25,000	—	—	$6.00	7/27/2021
	25,000	—	—	$4.97	7/25/2022
	24,000	6,000	—	$5.30	7/24/2023
	18,000	12,000	—	$3.00	7/23/2024
	12,000	18,000	—	$2.57	7/29/2025
	6,000	24,000	—	$2.20	7/27/2026
	—	30,000	—	$1.77	7/26/2027
Michael J. Koss, Jr.	25,000	—	—	$5.83	7/24/2018
	18,750	6,250	—	$3.30	7/23/2019
	12,500	12,500	—	$2.83	7/29/2020
	7,500	22,500	—	$2.42	7/27/2021
	—	60,000	—	$1.95	7/26/2022
Elizabeth Uecker	5,000	20,000	—	$2.20	7/27/2026
	—	35,000	—	$1.77	7/26/2027

(1) All options for David Smith, Lenore Lillie, and Elizabeth Uecker vest over a period of five (5) years with the first 20% vesting one year after the date of grant.  The options are exercisable for ten (10) years and expire on the date ten (10) years from the date of grant.  All options for Michael J. Koss, John Koss, Jr., and Michael J. Koss, Jr. vest over a period of four (4) years with the first 25% vesting one year after the date of grant.  The options are exercisable for five (5) years and expire on the date five years from the date of grant.

Benefit Plans

The Company has certain benefit plans and arrangements which are available to the CEO and certain of the executives of the Company set forth in the Summary Compensation Table above (the “Named Executive Officers”) including the following:

•
Supplemental Medical Care Reimbursement Plan.  Each officer of the Company is covered by a medical care insurance plan for medical expenses incurred that are not covered under the group health insurance.

•
Employee Stock Ownership Plan and Trust.  In December 1975, the Company adopted the KESOT, which is a form of employee benefit plan designed to invest primarily in employer securities.  The KESOT is qualified under Section 401(a) of the Internal Revenue Code and Michael J. Koss and David Smith currently serve as members of the KESOT Committee.  All full-time employees with at least six months uninterrupted service with the Company are eligible to participate in the KESOT.  Contributions to the KESOT are allocated to the accounts of participants in proportion to the ratio that a participant’s compensation bears to total compensation of all participants and are immediately vested.  Accounts are adjusted each year to reflect the investment experience of the trust. Voting rights for all shares are passed through to the participant for whose account such shares are allocated, and must be voted by the Trustees in accordance with the participants’ direction.  As of June 30, 2018 the KESOT held 428,815 shares of Common Stock (5.81% of the total number of shares outstanding).

•
Retirement Agreement.  The former chairman is eligible to receive his base salary of $150,000 for the remainder of his life, whether he becomes disabled or not.  The former chairman is 88 years old and began receiving payments from this benefit upon his retirement from the Company during fiscal year 2015.  The Company has a deferred compensation liability of $672,884 and $720,591 recorded as of June 30, 2018 and 2017, respectively, for this arrangement.

•
Stock Option Plans.  In 2012, the Board of Directors created, and the stockholders approved, the 2012 Koss Corporation Omnibus Incentive Plan, which superseded the 1990 Flexible Incentive Plan.  This plan is administered by the Compensation Committee and vests the Compensation Committee with discretionary powers to choose from a variety of incentive compensation alternatives to make annual stock-based awards to officers, key employees, consultants, and other members of the Company's management team.

•
Supplemental Executive Retirement Plan.  The Board of Directors has by resolution entered into a Supplemental Executive Retirement Plan with Michael J. Koss which calls for Michael J. Koss to receive annual cash compensation following his retirement from the Company (“Retirement Payments”) in an amount equal to 2% of the base salary of Michael J. Koss, multiplied by his number of years of service to the Company (for example, if Michael J. Koss worked 25 years, then he would be entitled to receive 50% of base salary).  The base salary shall be calculated using the average base salary of Michael J. Koss during the three years preceding his retirement.  The Retirement Payments are to be paid to Michael J. Koss monthly until his death, and after his death shall continue to be paid monthly to his surviving spouse until her death.  The Company has a deferred compensation liability of $1,871,125 and $1,723,827 recorded as of June 30, 2018 and 2017, respectively, for this arrangement.

•
Profit Sharing Plan.  Every quarter of each fiscal year, the Company sets aside a percentage of any operating profits and distributes it to all employees (except Michael J. Koss, John Koss, Jr., David Smith and two other sales department employees eligible for sales-related bonuses) based on their hourly rate of pay.  All full-time Koss employees (except Michael J. Koss,  John Koss, Jr., David Smith and two other sales department employees eligible for sales-related bonuses) are eligible for profit sharing if they have been employed for the complete fiscal quarter.

•
401(k) Plan.  All employees of the Company are eligible to participate in the Company’s 401(k) Plan the beginning of the fiscal quarter after they have completed one full fiscal quarter of service.  Employees are able to defer a dollar amount up to the federal yearly maximum.  In 2018, the Company matched the employee dollar deferral with a $.75 per dollar match.  In 2019, the Company plans to match the employee dollar deferral with a $.50 per dollar match. Such matches are completely at the discretion of the Company. The funds that are deferred and matched are immediately 100% vested to the employee’s 401(k) account.  The employees allocate their funds to a group of twenty-three funds or they may self-direct their funds to a qualified 401(k) of their choice.

DIRECTOR COMPENSATION

The Company uses cash-based and equity incentive compensation to attract and retain qualified candidates to serve on the Board.  In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company as members of the Board.

Cash Contributions Paid to Non-employee Board Members

Directors who are not also employees of the Company receive an annual retainer of $17,000, plus $2,500 per director for each Board meeting attended, $1,500 per director for each committee meeting attended, $5,000 per year for the audit committee chair for service on this committee and $2,500 per year for other committee chairs for service for each remaining committee.

Stock Option Program

On May 9, 2018, two non-employee members of the Board, Thomas L. Doerr and Theodore H. Nixon, received 10,000 stock options. These stock options vest over a three year period and expire five years from date of grant. The exercise price for these shares is $1.92 per share, the closing price on the date of grant.

2018 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Thomas L. Doerr	41,000	9,332	—	50,332
Michael J. Koss (1)	—	—	—	—
Steven A. Leveen	28,500	—	—	28,500
Theodore H. Nixon	41,000	9,332	—	50,332
William J. Sweasy	34,500	—	—	34,500

(1)  Michael J. Koss did not receive additional compensation for his service as a member of the Company's Board.

AUDIT COMMITTEE REPORT

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE “ACTS”), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Audit Committee of the Board of Directors (the “Audit Committee”) is composed of three non-employee directors.  The members of the Committee are Mr. Doerr, Mr. Nixon, and Mr. Sweasy.  Each member of the Audit Committee is “independent” as defined in Nasdaq Listing Rule 5605(a)(2). The Audit Committee held five meetings during the fiscal year ended June 30, 2018.

The responsibilities of the Audit Committee are set forth in its Charter, which is reviewed and amended periodically, as appropriate.  Generally, the Audit Committee reviews and monitors the Company’s financial reporting process on behalf of the Board of Directors.  The Audit Committee operates under a written charter adopted by the Board of Directors.  In fulfilling its responsibilities, the Audit Committee, among other things, monitors the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Company; appoints, compensates, retains and oversees the Company’s independent registered public accounting firm, including reviewing the qualifications, performance and independence of the independent registered public accounting firm; reviews and pre-approves all audit, attest and review services and permitted non-audit services; oversees the audit work performed by the Company’s internal accounting staff; and oversees the Company’s compliance with legal and regulatory requirements.  The Audit Committee meets, at a minimum, four times a year with the Company’s independent registered public accounting firm to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Specifically, the Audit Committee has:

(i)    reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2018, with the Company’s management;

(ii)   discussed with Baker Tilly Virchow Krause, LLP (“Baker Tilly”), the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (the "PCAOB") Auditing Standard No. 1301, Communications with Audit Committees;

(iii)  received the written disclosures and the letter from Baker Tilly, the Company’s independent registered public accounting firm, required by the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed such matters with representatives of Baker Tilly;

(iv) based on the discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, for filing with the SEC; and

(v) concluded that Baker Tilly's provision of audit and non–audit services to the Company is compatible with their independence.

AUDIT COMMITTEE
Thomas L. Doerr
Theodore H. Nixon
William J. Sweasy

Related Party Transactions

Building Lease.  The Company leases its facility in Milwaukee, Wisconsin from Koss Holdings, LLC, which is wholly-owned by the former chairman.  On January 5, 2017, the lease was renewed for a period of five years, ending June 30, 2023, and is being accounted for as an operating lease.  The lease extension maintained the rent at a fixed rate of $380,000 per year.  The Company is responsible for all property maintenance, insurance, taxes and other normal expenses related to ownership.

Stock Repurchases. The Company has previously announced its intention to repurchase shares of Common Stock in the open market or in private transactions as such shares become available from time to time if the Company believes that its stock is undervalued and that such repurchases would enhance the value to stockholders.  The Company did not repurchase any shares during the fiscal year ended June 30, 2018.  The Company may continue from time to time to engage in such transactions either in the open market or in private transactions.

The Company has an agreement with the former chairman, in the event of his death, at the request of the executor of his estate, to repurchase certain amounts of his Company common stock from his estate.  The repurchase price is 95% of the fair market value of the common stock on the date that notice to repurchase is provided to the Company. The total number of shares to be repurchased shall be sufficient to provide proceeds which are the lesser of $2,500,000 or the amount of estate taxes and administrative expenses incurred by his estate.  The Company may elect to pay the purchase price in cash or may elect to pay cash equal to 25% of the total amount due and to execute a promissory note at the prime rate of interest for the balance payable over four years.  The Company maintains a $1,150,000 life insurance policy to fund a substantial portion of this obligation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC and with The Nasdaq Stock Market reports of ownership and changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of such reports furnished to the Company or representations that no other reports were required, the Company believes that during the 2018 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL 2 . Advisory Vote to Approve Executive Officer Compensation
We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers as set forth in this Proxy Statement.
We have designed our executive compensation program to attract and retain highly qualified, superior leaders, reward performance, and align our executives' interests with the long-term interests of our stockholders. Highlights of our program include the following:

•
Pay for Performance. Our incentive program is designed to emphasize a pay-for-performance relationship. A portion of our senior executives' compensation is tied to company and individual performance. The main components of our executive compensation program are base salary and incentive awards, including both cash-based and equity-based awards. We do not provide guaranteed bonuses or stock options.

•	Alignment with Stockholder Interests. We promote the alignment of our executives' interests with stockholder interests by focusing on key measures of long-term value creation.

•
Responsible Pay Practices. Our executive compensation packages do not provide tax gross ups for our executives. In addition, we have adopted policies covering our executives that require compensation clawbacks in certain circumstances.

We believe that our executive compensation program plays a key role in our long-term success. As required by Section 14A of the Securities and Exchange Act of 1934, we request your vote supporting the following non-binding resolution:
RESOLVED: That the stockholders approve, in a non-binding vote, the compensation of the company's Named Executive Officers as set forth in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADVISORY RESOLUTION

ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
We are asking our stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal Number 2 above should occur every year, every two years or every three years.
After careful consideration, the Board has determined that holding an advisory vote on executive compensation for our Named Executive Officers every year is the most appropriate policy for the Company at this time. The Board recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation will provide the Company with more direct and immediate feedback on our compensation disclosures.
This advisory vote on the frequency of future advisory votes on compensation paid to our Named Executive Officers is non-binding on the Board. Stockholders will be able to specify on the proxy card whether you prefer the vote to occur every year, two years, three years, or may abstain from voting on this proposal.
Although non-binding, the Board and the Compensation Committee will carefully review the voting results. In the future, the Board may change the vote frequency based on the nature of the Company's compensation programs, input from our stockholders, and the Board's views on the best way to obtain meaningful stockholder input.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE FOR HOLDING A NON-BINDING, ADVISORY VOTE

ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS “EVERY YEAR”.

PROPOSAL 4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Baker Tilly has acted as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2018.  Baker Tilly has served the Company as its independent registered public accounting firm since January 5, 2010.  Representatives of Baker Tilly are expected to be present at the Meeting, available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Although this appointment of Baker Tilly as the independent registered public accounting firm is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment.  If stockholder ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Audit Committee of the Board will reconsider the appointment.  Even if the selection of Baker Tilly is ratified, the Audit Committee of the Board may, in its discretion, appoint a different firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders.  Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

Fees and Services

The following table represents fees for professional services rendered to the Company by Baker Tilly for the fiscal years ended June 30, 2018 and 2017, respectively:

	Fiscal Year Ended
	June 30, 2018	June 30, 2017
Audit Fees	$148,506	$147,700
Audit-Related Fees	—	—
Tax Fees	45,132	29,783
All Other Fees	—	—
Total	$193,638	$177,483

Audit Fees.  For the fiscal years ended June 30, 2018 and 2017, the “Audit Fees” reported above were billed by Baker Tilly for professional services rendered for the audit of the Company’s annual financial statements, for the review of financial statements included in the Company’s quarterly 10-Q filings and for services normally provided in connection with statutory and regulatory filings or engagements.

Tax Fees.  For the fiscal years ended June 30, 2018 and 2017, the “Tax Fees” reported above were billed by Baker Tilly and affiliate for professional services rendered for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee requires the pre-approval of all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm.  Under the policy, the Audit Committee is to specifically pre-approve before the filing of the Form 10-K Annual Report for the previous fiscal year any recurring audit and audit-related services to be provided during the following fiscal year.  The Audit Committee also may generally pre-approve, up to a specified maximum amount, any non-recurring audit and audit related services for the following fiscal year.  All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring and reported to the Audit Committee at its next scheduled meeting.  Permissible non-audit services are to be pre-approved on a case-by-case basis.  The Audit Committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Company’s independent registered public accounting firm and members of management are required to report periodically to the Audit Committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

In accordance with Section 10A of the Securities Exchange Act of 1934, as amended by Section 202 of the Sarbanes-Oxley Act of 2002, the Company is required to disclose the approval by the Audit Committee of non-audit services performed by the Company’s independent registered public accounting firm.  Non-audit services are services other than those provided in connection with an audit or review of the financial statements.  During the period covered by this filing, the Audit Committee approved all fees, and the services rendered in connection with these fees, as reported in the table shown above.

The Company expects that the “Koss Family,” who own or beneficially own approximately 74.68% of the outstanding Common Stock, will vote “for” the ratification of Baker Tilly as the independent registered public accounting firm for the fiscal year ending June 30, 2019.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” RATIFICATION OF

BAKER TILLY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING JUNE 30, 2019.

TRANSACTION OF OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters that may come before the meeting.  If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

There are no stockholder proposals on the agenda for the Meeting.  In order to be eligible for inclusion in the Company’s proxy materials for its 2019 annual meeting, a stockholder proposal must be received by the Company no later than May 8, 2019 and must otherwise comply with the applicable rules of the SEC.  To avoid controversy over when a stockholder proposal is received, stockholder proposals should be sent by certified mail, return receipt requested, and should be addressed to the Secretary of the Company.

By Order of the Board of Directors

/s/ Elizabeth A. Uecker

Elizabeth A. Uecker, Secretary

Milwaukee, Wisconsin
August 23, 2018

PROXY

KOSS CORPORATION

4129 North Port Washington Avenue
Milwaukee, Wisconsin 53212

2018 ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael J. Koss and Thomas L. Doerr, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 10, 2018, and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.

Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the election of all nominees listed for director, FOR approval of the advisory resolution on executive compensation, to conduct future advisory votes on named executive officer compensation EVERY YEAR, and FOR Proposal 4 to ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2019.  If any other matters properly come before the meeting, this proxy will be voted in accordance with the best judgment of the Proxies appointed.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
KOSS CORPORATION
October 10, 2018

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL
The Notice of Meeting, Proxy Statement and Proxy Card
are available at — www.koss.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2 AND 4, AND FOR AN ADVISORY VOTE "EVERY YEAR" IN PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  ELECTION OF DIRECTORS

NOMINEES:

☐ Thomas L. Doerr
☐ Michael J. Koss
☐ Steven A. Leveen
☐ Theodore H. Nixon
☐ William J. Sweasy

☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee strike a line through the nominee's name.

2. APPROVAL OF AN ADVISORY RESOLUTION ON NAMED EXECUTIVE OFFICER COMPENSATION

☐ FOR
☐ AGAINST
☐ ABSTAIN

3.  ADVISORY VOTE ON THE FREQUENCY OF VOTING TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

☐ 1 YEAR
☐ 2 YEARS
☐ 3 YEARS
☐ ABSTAIN

4.  PROPOSAL TO RATIFY THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2019.

☐ FOR
☐ AGAINST
☐ ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX A

KOSS CORPORATION

AUDIT COMMITTEE CHARTER

MISSION STATEMENT

The Audit Committee (the “Committee”) of Koss Corporation (the “Company”) will assist the board of directors in fulfilling its oversight responsibilities. The Committee will review the financial reporting process, the system of internal control, the audit process, and the Company’s process for monitoring compliance with laws and regulations and with the Company’s code of ethics. In performing its duties, the Committee will maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company’s business, operations, and risks.

COMPOSITION, EXPERIENCE, AND MEETINGS

•	The Committee shall be comprised of three or more directors as determined by the Board.

•
All members of the Committee shall have (in accordance with the requirements of the Nasdaq Stock Market, Inc.) a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

•
Each Committee member shall be (as required by and defined in the rules of the Nasdaq Stock Market, Inc.) an independent director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

•	All members of the Committee, including the Chairperson of the Committee, shall be elected annually by the Board.

•	The Committee shall meet at least 4 times annually.

•
The Audit Committee Chair with or without the Committee shall meet with the outside auditors at least 4 times annually, including before the filing of the Company’s quarterly and annual reports with the SEC.

•
The Audit Committee Chair with or without the Committee shall meet with the CFO at least four (4) times annually, including in conjunction with the filing of the Company’s quarterly and annual reports with the SEC. These meetings shall be held outside the presence of the CEO.

RESPONSIBILITIES RELATING TO INTERNAL CONTROLS

•	The Committee shall evaluate whether management is communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities.

•
The Committee shall focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

•	The Committee shall review whether internal control recommendations made by the external auditors have been implemented by management.

•
The Committee shall review with management each year management’s determination and assessment of the risk management priorities for the year and the plans to address those areas including any steps that will be taken from an internal audit perspective. The Committee will receive reports from management regarding the results of any internal audits and/or internal controls testing.

•	The Committee shall be notified about any significant changes to the Company’s internal control system including significant changes to control features within the Company’s IT system.

FINANCIAL REPORTING RESPONSIBILITIES

Annual Financial Statements

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Review the annual audited financial statements and determine whether they are complete and consistent with the information known to Committee members; assess whether the financial statements reflect appropriate accounting principles.

•	Review and discuss complex and/or unusual transactions such as restructuring charges and derivative disclosures, if any.

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Review significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, with a focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; bad debt; warranty; product and environmental liability; litigation reserves; and other commitments and contingencies.

•	Meet with management and the external auditors to review the financial statements and the results of the audit.

•	Review management’s handling of proposed audit adjustments identified by the external auditors and obtain the reasons for not recording any proposed adjustments.

•	Review major changes to the Company’s auditing and accounting principles as suggested by the external auditor or management.

•	Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members’ knowledge about the company and its operations.

Interim Financial Statements

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Review and assess how management develops and summarizes quarterly financial information, the extent to which the external auditors review quarterly financial information, and that the review is performed on a pre-issuance basis.

•	Consult with management and the external auditor, as appropriate, regarding matters related to the preparation of quarterly financial information.

COMPLIANCE WITH LAWS AND REGULATIONS

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Review the effectiveness of the system for monitoring compliance with laws and regulations, and the results of management’s investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

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Periodically obtain updates from management, the company’s counsel, and the company’s external auditors regarding compliance with applicable laws and regulations, significant accounting and reporting issues including recent professional and regulatory pronouncements, and applicable internal conflict of interest policies and procedures.

•	Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.

•	Review the findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission.

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As part of the Company’s Whistleblower policy and Code of Conduct, review potential violations reported on the Company’s third-party hotline and/or to the Audit Committee Chair, pertaining to reporting matters of financial reporting fraud, including falsification of financial documents and insider trading.

EXTERNAL AUDIT

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Appoint, terminate, compensate and oversee the Company’s independent external auditors in connection with their preparation or issuance of audit reports and the performance of other audit, review, attest and related services for the Company.

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Ensure that the Company’s external auditors are independent and that there is an absence of conflicts of interest with the Company. As part of this process, receive written reports from the external auditor regarding the auditor’s independence, delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1, discuss such reports with the auditor, and if so determined by the Committee recommend that the Board take appropriate action to insure the independence of the auditor.

•	Review with the external auditor prior to the audit the external auditors’ proposed audit scope, staffing and approach.

•	Review any significant changes required in the external auditors’ audit plans and any difficulties or disputes with management encountered during the course of the audit.

•	Review the performance of the external auditors and oversee the rotation of the audit partners who have responsibility for decision-making on significant auditing, accounting and reporting matters.

•	Review any key personnel changes each year with the external audit team, including any changes to the engagement partner, manager, or senior level auditor on the engagement.

•	Discuss with the external auditor the matters required to be discussed under GAAS relating to the conduct of the audit.

•	Approve the fees to be paid to the external auditor.

REPORTING AND OTHER ROLES AND RESPONSIBILITIES

•	Ensure that significant findings and recommendations made by the external auditors are received and discussed on a timely basis.

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Ensure that the Committee shall be notified about key personnel changes each year within the Company’s accounting department, including any changes to the CFO, Controller, Credit Manager, or any outside expert retained to assist with internal audit functions for the Company.

•	Review, with the company’s counsel, any legal matters that could have a significant impact on the company’s financial statements.

•	If necessary, institute special investigations and, if appropriate, hire special counsel, experts or outside advisors to assist.

•	Perform other oversight functions as requested by the full Board.

•	Maintain minutes or other records of meetings and activities of the Committee.

•	Review and assess the adequacy of this charter periodically and submit any recommended changes to the Board for approval.

•	Any material related party transactions shall require Committee approval.

•	Regularly update the Board of Directors about Committee activities and make appropriate recommendations.

•	Prepare the report required by the rules of the Securities and Exchange Commissions to be included in the Company’s annual proxy statements.

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